UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                   MAY 5, 1997


                             LIFERATE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


     Minnesota                       0-25530                     41-1682994
(State of incorporation)           (Commission                (I.R.S. Employer
                                   File Number)              Identification No.)


                  7210 Metro Boulevard, Edina, Minnesota 55439
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 612/844-0599



Item 5.  Other Events.

         Filed herewith as Exhibit 99.1 and incorporated herein by reference is a press release dated May 5, 1997 issued by LifeRate Systems, Inc. reporting certain changes in its executive management that became effective on May 5, 1997.

Item 7.  Financial Statements and Exhibits.

                  c.    Exhibits

                        99.1     Press Release, dated May 5, 1997



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LIFERATE SYSTEMS, INC.


                                          /s/ William W. Chorske
                                          William W. Chorske
                                          Chairman of the Board

Dated:  May 5, 1997



                                INDEX TO EXHIBITS

Exhibit No.    Item                               Method of Filing
-----------    ----                               ----------------
99.1           Press Release, dated May 5, 1997   Filed herewith electronically.